INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment No. 39 to  Registration
Statement No. 2-93177 of Oppenheimer  Variable Account Funds on Form N-1A of our
reports  dated  January 23,  2002,  appearing  in the  Statement  of  Additional
Information,  which is part of such Registration Statement, and to the reference to us  under  the  heading  "Independent  Auditors",  also in the  Statement  of
Additional Information.

/s/Deloitte & Touche LLP
-----------------------------
Deloitte & Touche LLP

Denver, Colorado
December 20, 2002